CONCENTRATION OF CREDIT RISK	12 Months Ended
Dec. 31, 2011
CONCENTRATION OF CREDIT RISK

17. CONCENTRATION OF CREDIT RISK

The Company’s customers include pharmaceutical, biotechnology and medical device companies. In the majority of circumstances, the Company has agreements in force with these customers that provide for continued involvement in present research projects. However, it is possible that the Company will have no further association with any of these customers once the present projects conclude.

The following table summarizes customers that contributed greater than 10% of net revenues:

	Year Ended December 31,
Name of Customer	2009	2010	2011
Customer A	14.4%	18.4%	15.3%
Customer B	10.9%	*	*
Customer C	*	*	10.7%

*	Less than 10%

The Company did not have accounts receivable greater than 10% of total outstanding accounts receivable with any individual customer as of December 31, 2010 and 2011.